EXHIBIT 99.1

Marin Software Announces Estimated Preliminary Second Quarter 2024 Financial Results

San Francisco, CA (July 29, 2024) – Marin Software Incorporated (NASDAQ: MRIN) (“Marin”, “Marin Software” or the “Company”), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced the following estimated preliminary financial results for the second quarter ended June 30, 2024.

Second Quarter 2024 Estimated Preliminary Financial Results:

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Net revenue is estimated to total $4.0 million, as compared to $4.0 million for the first quarter of 2024 and $4.4 million for the second quarter of 2023.
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GAAP loss from operations is estimated to range from ($2.3) million to ($2.1) million, as compared to ($2.5) million for the first quarter of 2024 and ($6.0) million for the second quarter of 2023.
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Non-GAAP loss from operations is estimated to range from ($1.9) million to ($1.7) million, as compared to a non-GAAP loss from operations of ($2.0) million for the first quarter of 2024 and ($4.8) million for the second quarter of 2023.
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Cash and cash equivalents are estimated to be $7.9 million as of June 30, 2024.

The estimated preliminary results presented above are based on the information available to us as of the date of this press release. Our actual results for the second quarter ended June 30, 2024 may vary from these estimated preliminary results and will not be finalized until after the date of this press release.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measure in this release. Marin uses this non-GAAP financial measure internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP loss from operations. Marin defines non-GAAP operating loss as GAAP operating loss, adjusted for stock-based compensation expense, amortization of internally developed software and intangible assets, capitalization of internally developed software, and non-recurring costs associated with restructurings.

Forward-Looking Statements

This press release contains forward-looking statements. including our estimated preliminary financial results for the three months ended June 30, 2024. Actual results for the three months ended June 30, 2024 may differ materially from these estimated preliminary results. These estimates should not be viewed as a substitute for our full financial statements prepared in accordance with generally accepted accounting principles in the United States. Accordingly, you should not place undue reliance on this preliminary data. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to, our ability to reduce our expenses or raise additional capital to meet our obligations as a going concern; our ability to successfully implement a restructuring plan that we commenced in July 2023 and the expected costs and savings from the restructuring plan; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance, adoption and usage of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to retain and attract qualified management, technical and sales and marketing personnel; any delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; our ability to maintain the listing of our common stock on the Nasdaq; and adverse changes in general economic or market conditions. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of July 29, 2024. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended
	Jun 30, 2023	Mar 31, 2024	Jun 30, 2024
(Unaudited; in millions)	Actual	Actual	Low Estimate	High Estimate
Operating loss (GAAP)	$(6.0)	$(2.5)	$(2.3)	$(2.1)
Stock-based compensation	1.3	0.4	0.3	0.3
Amortization of internally developed software	0.4	-	-	-
Restructuring related expenses	-	-	-	-
Capitalization of internally developed software	(0.6)	-	-	-
Third-party subpoena-related expenses	0.1	0.1	0.1	0.1
Impairment loss on long-lived assets	-	-	-	-
Operating loss (Non-GAAP)	$(4.8)	$(2.0)	$(1.9)	$(1.7)